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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 20, 2006


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


     MASSACHUSETTS                      0-25251             04-3447594
----------------------------          ------------         -------------
(State Or Other Jurisdiction          (Commission          (IRS Employer
Of Incorporation)                     File Number)         Identification No.)


 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS             02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On July 20, 2006, Central Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors declared its regular quarterly cash dividend of eighteen ($0.18) cents per share, payable on August 18, 2006, to stockholders of record as of August 4, 2006. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release dated July 20, 2006








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTRAL BANCORP, INC.



Date:  July 21, 2006                    By: /s/ Paul S. Feeley
                                            ------------------------------------
                                            Paul S. Feeley
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer